VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES 529

                Ohio Insured Municipals Income Trust, Series 133

               SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 24, 2006

         Notwithstanding anything to the contrary in the prospectus, the third sentence of the section entitled "Public Offering--Unit Distribution" in Prospectus Part II is replaced with the following with respect to Ohio Insured Municipals Income Trust, Series 133: "Broker-dealers or others will be allowed a concession or agency commission in connection with the distribution of Units equal to the entire sales charge applicable to the transaction provided that the Units are acquired from the Sponsor."


Supplement Dated:  July 27, 2006